Exhibit 99.1

Alphabet Announces Fourth Quarter and Fiscal Year 2017 Results
MOUNTAIN VIEW, Calif. – February 1, 2018 – Alphabet Inc. (NASDAQ: GOOG, GOOGL) today announced financial results for the quarter and fiscal year ended December 31, 2017.
"Our business is driving great growth, with 2017 revenues of $110.9 billion, up 23% year on year, and fourth quarter revenues of $32.3 billion, up 24% year on year. Our full year operating income growth continues to underscore our core strength, and on top of this, we continue to make substantial investments for the long-term in exciting new businesses," said Ruth Porat, CFO of Alphabet.
Q4 2017 financial highlights
In order to facilitate comparison of current quarter performance to prior periods, this summary table highlights the impact of the U.S. Tax Cuts and Jobs Act (Tax Act):

Q4 2017 summary results reflecting the impact of the Tax Act
	Including (GAAP) .	Excluding
Revenues	$32,323	$32,323
Operating income	$7,664	$7,664
Provision for income taxes	$11,038	$1,181
Net (loss) income	($3,020)	$6,837
Effective tax rate	138%	15%
Diluted EPS	($4.35)	$9.70
The following summarizes our consolidated financial results for the quarters ended December 31, 2016 and 2017 (in millions, except for per share information, effective tax rate, and number of employees; unaudited), reported on a GAAP basis including the impact of the Tax Act (except for constant currency revenues information):

	Three Months Ended December 31, 2016	Three Months Ended December 31, 2017
Revenues	$26,064	$32,323
Increase in revenues year over year	22%	24%
Increase in constant currency revenues year over year	24%	24%

Operating income	$6,639	$7,664
Operating margin	25%	24%

Net income (loss)	$5,333	($3,020)
Diluted EPS	$7.56	($4.35)
Diluted shares (in thousands)	700,221	694,604

Effective tax rate	22%	138%
Number of employees	72,053	80,110

Q4 2017 supplemental information
Segment revenues and operating results (in millions; unaudited):

	Three Months Ended December 31, 2016	Three Months Ended December 31, 2017
Google properties revenues	$17,968	$22,237
Google Network Members' properties revenues	4,431	4,990
Google advertising revenues	22,399	27,227
Google other revenues	3,403	4,687
Google segment revenues	$25,802	$31,914
Other Bets revenues	$262	$409

Google operating income	$7,883	$8,763
Other Bets operating loss	($1,088)	($916)
Traffic acquisition costs (TAC) to Google Network Members and distribution partners (in millions; unaudited):

	Three Months Ended December 31, 2016	Three Months Ended December 31, 2017
TAC to Google Network Members	$3,082	$3,674
TAC to Google Network Members as % of Google Network Members' properties revenues	70%	74%
TAC to distribution partners	$1,766	$2,776
TAC to distribution partners as % of Google properties revenues	10%	12%
Total TAC	$4,848	$6,450
Total TAC as % of Google advertising revenues	22%	24%
Paid clicks and cost-per-click information (unaudited):

	Change from Q4 2016 to Q4 2017 (YoY)	Change from Q3 2017 to Q4 2017 (QoQ)
Aggregate paid clicks	43%	18%
Paid clicks on Google properties	48%	19%
Paid clicks on Google Network Members' properties	13%	9%

Aggregate cost-per-click	(14)%	(6)%
Cost-per-click on Google properties	(16)%	(7)%
Cost-per-click on Google Network Members' properties	(4)%	1%
Impact of the Tax Act
The Tax Act was enacted on December 22, 2017 and resulted in additional tax expense of $9.9 billion in the fourth quarter of 2017 primarily due to the one-time transition tax on accumulated foreign subsidiary earnings and deferred tax impacts.
Other announcements
On January 31, 2018, the Board of Directors (Board) of Alphabet authorized the company to repurchase up to an additional $8,589,869,056 of its Class C capital stock. The repurchase is expected to be executed from time to time, subject to general business and market conditions and other investment opportunities, through open market purchases or privately negotiated transactions, including through Rule 10b5-1 plans.
On January 31, 2018, the Board appointed John L. Hennessy to serve as Chair of Alphabet’s Board. Mr. Hennessy has served as a member of the Board since April 2004 and Lead Independent Director since April 2007.

Webcast and conference call information
A live audio webcast of our fourth quarter 2017 earnings release call will be available at http://abc.xyz/investor. The call begins today at 1:30 PM (PT) / 4:30 PM (ET). This press release, including the reconciliations of certain non-GAAP measures to their nearest comparable GAAP measures, is also available on that site.
We also provide announcements regarding our financial performance, including SEC filings, investor events, press and earnings releases, and blogs, on our investor relations website (http://abc.xyz/investor).
Forward-looking statements
This press release may contain forward-looking statements that involve risks and uncertainties. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2016 and our most recent Quarterly Report on Form 10-Q for the quarter ended September 30, 2017, which are on file with the SEC and are available on our investor relations website at http://abc.xyz/investor and on the SEC website at www.sec.gov. Additional information will also be set forth in our Annual Report on Form 10-K for the year ended December 31, 2017. All information provided in this release and in the attachments is as of February 1, 2018. Undue reliance should not be placed on the forward-looking statements in this press release, which are based on information available to the company on the date hereof. We undertake no duty to update this information unless required by law.
About non-GAAP financial measures
To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: operating income, excluding the impact of the Q2 2017 European Commission fine (EC fine); provision for income taxes, excluding the impact of the Tax Act; net income, excluding the impact of the Tax Act; effective tax rate, excluding the impact of the Tax Act; diluted earnings per share, excluding the impact of the Tax Act; free cash flow; constant currency revenues; and constant currency revenue growth. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.
We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain items that may not be indicative of our recurring core business operating results, such as our revenues excluding the impact of foreign exchange rate movements and hedging activities or our financial performance excluding one-time charges that are infrequent in nature. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, and analyzing future periods. These non-GAAP financial measures also facilitate management's internal comparisons to our historical performance and liquidity as well as comparisons to our competitors' operating results. We believe these non-GAAP financial measures are useful to investors both because (1) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making and (2) they are used by our institutional investors and the analyst community to help them analyze the health of our business.
There are a number of limitations related to the use of non-GAAP financial measures, such as the components of the expenses that we exclude in our calculation of non-GAAP financial measures may differ from our peer companies. We compensate for these limitations by providing specific information regarding the GAAP amounts excluded from these non-GAAP financial measures and evaluating these non-GAAP financial measures together with their relevant financial measures in accordance with GAAP.
For more information on these non-GAAP financial measures, please see the tables captioned “Reconciliations of non-GAAP financial measures to the nearest comparable GAAP measures,” "Reconciliation from net cash provided by operating activities to free cash flow," and "Reconciliation from GAAP revenues to non-GAAP constant currency revenues" included at the end of this release.
Contact
Investor relations                    Media
investor-relations@abc.xyz                press@abc.xyz

Alphabet Inc.
CONSOLIDATED BALANCE SHEETS
(In millions, except share amounts which are reflected in thousands and par value per share amounts)

	December 31, 2016	December 31, 2017
		(unaudited)
Assets
Current assets:
Cash and cash equivalents	$12,918	$10,715
Marketable securities	73,415	91,156
Total cash, cash equivalents, and marketable securities	86,333	101,871
Accounts receivable, net of allowance of $467 and $674	14,137	18,336
Income taxes receivable, net	95	369
Inventory	268	749
Other current assets	4,575	2,983
Total current assets	105,408	124,308
Non-marketable investments	5,878	7,813
Deferred income taxes	383	680
Property and equipment, net	34,234	42,383
Intangible assets, net	3,307	2,692
Goodwill	16,468	16,747
Other non-current assets	1,819	2,672
Total assets	$167,497	$197,295
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$2,041	$3,137
Accrued compensation and benefits	3,976	4,581
Accrued expenses and other current liabilities	6,144	10,177
Accrued revenue share	2,942	3,975
Deferred revenue	1,099	1,432
Income taxes payable, net	554	881
Total current liabilities	16,756	24,183
Long-term debt	3,935	3,969
Deferred revenue, non-current	202	340
Income taxes payable, non-current	4,677	12,812
Deferred income taxes	226	430
Other long-term liabilities	2,665	3,059
Total liabilities	28,461	44,793
Commitments and contingencies
Stockholders’ equity:
Convertible preferred stock, $0.001 par value per share, 100,000 shares authorized; no shares issued and outstanding	0	0
Class A and Class B common stock, and Class C capital stock and additional paid-in capital, $0.001 par value per share: 15,000,000 shares authorized (Class A 9,000,000, Class B 3,000,000, Class C 3,000,000); 691,293 (Class A 296,992, Class B 47,437, Class C 346,864) and 694,783 (Class A 298,470, Class B 46,972, Class C 349,341) shares issued and outstanding	36,307	40,247
Accumulated other comprehensive loss	(2,402)	(992)
Retained earnings	105,131	113,247
Total stockholders’ equity	139,036	152,502
Total liabilities and stockholders’ equity	$167,497	$197,295

Alphabet Inc.
CONSOLIDATED STATEMENTS OF INCOME
(In millions, except per share amounts)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2016	2017	2016	2017
	(unaudited)			(unaudited)
Revenues	$26,064	$32,323	$90,272	$110,855
Costs and expenses:
Cost of revenues	10,661	14,267	35,138	45,583
Research and development	3,622	4,306	13,948	16,625
Sales and marketing	3,118	4,310	10,485	12,893
General and administrative	2,024	1,776	6,985	6,872
European Commission fine	0	0	0	2,736
Total costs and expenses	19,425	24,659	66,556	84,709
Income from operations	6,639	7,664	23,716	26,146
Other income (expense), net	218	354	434	1,047
Income before income taxes	6,857	8,018	24,150	27,193
Provision for income taxes	1,524	11,038	4,672	14,531
Net income (loss)	$5,333	$(3,020)	$19,478	$12,662

Basic earnings per share of Class A and B common stock and Class C capital stock	$7.73	$(4.35)	$28.32	$18.27
Diluted earnings per share of Class A and B common stock and Class C capital stock	$7.56	$(4.35)	$27.85	$18.00

Alphabet Inc.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2016	2017	2016	2017
	(unaudited)			(unaudited)
Operating activities
Net income (loss)	$5,333	$(3,020)	$19,478	$12,662
Adjustments:
Depreciation and impairment of property and equipment	1,464	1,831	5,267	6,103
Amortization and impairment of intangible assets	223	195	877	812
Stock-based compensation expense	1,846	1,847	6,703	7,679
Deferred income taxes	(157)	16	(38)	258
Loss on marketable and non-marketable investments, net	71	34	275	194
Other	57	38	174	137
Changes in assets and liabilities, net of effects of acquisitions:
Accounts receivable	(2,279)	(3,049)	(2,578)	(3,768)
Income taxes, net	972	9,076	3,125	8,211
Other assets	198	(78)	312	(2,164)
Accounts payable	(128)	673	110	731
Accrued expenses and other liabilities	1,177	1,770	1,515	4,891
Accrued revenue share	455	773	593	955
Deferred revenue	181	162	223	390
Net cash provided by operating activities	9,413	10,268	36,036	37,091
Investing activities
Purchases of property and equipment	(3,078)	(4,307)	(10,212)	(13,184)
Proceeds from disposals of property and equipment	14	18	240	99
Purchases of marketable securities	(13,550)	(13,486)	(84,509)	(92,195)
Maturities and sales of marketable securities	12,516	11,371	66,895	73,959
Purchases of non-marketable investments	(247)	(874)	(1,109)	(1,745)
Maturities and sales of non-marketable investments	305	318	494	533
Cash collateral related to securities lending	0	0	(2,428)	0
Investments in reverse repurchase agreements	0	0	450	0
Acquisitions, net of cash acquired, and purchases of intangible assets	(662)	(14)	(986)	(287)
Proceeds from collection of notes receivable	0	0	0	1,419
Net cash used in investing activities	(4,702)	(6,974)	(31,165)	(31,401)
Financing activities
Net payments related to stock-based award activities	(879)	(1,055)	(3,304)	(4,166)
Repurchases of capital stock	0	(2,101)	(3,693)	(4,846)
Proceeds from issuance of debt, net of costs	0	1,593	8,729	4,291
Repayments of debt	(13)	(1,615)	(10,064)	(4,377)
Proceeds from sale of subsidiary shares	0	0	0	800
Net cash used in financing activities	(892)	(3,178)	(8,332)	(8,298)
Effect of exchange rate changes on cash and cash equivalents	(307)	18	(170)	405
Net increase (decrease) in cash and cash equivalents	3,512	134	(3,631)	(2,203)
Cash and cash equivalents at beginning of period	9,406	10,581	16,549	12,918
Cash and cash equivalents at end of period	$12,918	$10,715	$12,918	$10,715

Reconciliations of non-GAAP financial measures to the nearest comparable GAAP measures
The following table presents non-GAAP financial measures, excluding the impact of the Tax Act (in millions, except share amounts which are reflected in thousands and per share amounts, unaudited):

Three Months Ended December 31, 2017
Provision for income taxes (GAAP)	$11,038
Exclude impact of the Tax Act	(9,857)
Provision for income taxes, excluding the impact of the Tax Act (Non-GAAP)	$1,181
Effective tax rate (GAAP)	138%
Effective tax rate, excluding the impact of the Tax Act (Non-GAAP)	15%

Net loss (GAAP)	$(3,020)
Exclude impact of the Tax Act	9,857
Net income, excluding the impact of the Tax Act (Non-GAAP)	$6,837

Diluted earnings per share (GAAP)	$(4.35)
Diluted earnings per share, excluding the impact of the Tax Act (Non-GAAP)	$9.70
Shares used in GAAP diluted per share calculation (in thousands)	694,604
Shares used in non-GAAP diluted per share calculation (in thousands)	705,079
The following table presents non-GAAP financial measures, excluding the impact of the EC fine (in millions, unaudited):

Twelve Months Ended December 31, 2017
Operating income (GAAP)	$26,146
Exclude impact of the EC fine	2,736
Operating income, excluding the impact of the EC fine (Non-GAAP)	$28,882

Non-GAAP financial measures: Effective tax rate, excluding the impact of the Tax Act, is calculated by using provision for income taxes, excluding the impact of the Tax Act, divided by income before income taxes. Diluted earnings per share, excluding the impact of the Tax Act, is calculated by using net income, excluding the impact of the Tax Act, divided by total weighted average outstanding shares, on a fully-diluted basis for non-GAAP net income.

Reconciliation from net cash provided by operating activities to free cash flow (in millions, unaudited):
We provide free cash flow because it is a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that can be used for strategic opportunities, including investing in our business and acquisitions, and to strengthen our balance sheet.

Three Months Ended December 31, 2017
Net cash provided by operating activities	$10,268
Less: purchases of property and equipment	(4,307)
Free cash flow	$5,961
Free cash flow: We define free cash flow as net cash provided by operating activities less capital expenditures.

Reconciliation from GAAP revenues to non-GAAP constant currency revenues (in millions, unaudited):
We provide non-GAAP constant currency revenues and growth because they facilitate the comparison of current results to historic performance by excluding the impact of foreign exchange rate movements and hedging activities, which are not indicative of our core operating results.

	Three Months Ended December 31, 2017	Three Months Ended December 31, 2017
	YoY (using Q4'16's FX rates)	QoQ (using Q3'17's FX rates)
EMEA revenues (GAAP)	$10,313	$10,313
Exclude foreign exchange impact on Q4'17 revenues using Q4'16 rates	(562)	N/A
Exclude foreign exchange impact on Q4'17 revenues using Q3'17 rates	N/A	(38)
Exclude hedging impact recognized in Q4'17	175	175
EMEA constant currency revenues (non-GAAP)	$9,926	$10,450
Prior period EMEA revenues, excluding hedging impact (non-GAAP)	$8,111	$9,258
EMEA revenue growth (GAAP)	24%	13%
EMEA constant currency revenue growth (non-GAAP)	22%	13%

APAC revenues (GAAP)	$4,687	$4,687
Exclude foreign exchange impact on Q4'17 revenues using Q4'16 rates	59	N/A
Exclude foreign exchange impact on Q4'17 revenues using Q3'17 rates	N/A	41
Exclude hedging impact recognized in Q4'17	9	9
APAC constant currency revenues (non-GAAP)	$4,755	$4,737
Prior period APAC revenues, excluding hedging impact (non-GAAP)	$3,608	$4,217
APAC revenue growth (GAAP)	30%	12%
APAC constant currency revenue growth (non-GAAP)	32%	12%

Other Americas revenues (GAAP)	$1,895	$1,895
Exclude foreign exchange impact on Q4'17 revenues using Q4'16 rates	(37)	N/A
Exclude foreign exchange impact on Q4'17 revenues using Q3'17 rates	N/A	12
Exclude hedging impact recognized in Q4'17	14	14
Other Americas constant currency revenues (non-GAAP)	$1,872	$1,921
Prior period Other Americas revenues, excluding hedging impact (non-GAAP)	$1,442	$1,558
Other Americas revenue growth (GAAP)	31%	23%
Other Americas constant currency revenue growth (non-GAAP)	30%	23%

United States revenues (GAAP)	$15,428	$15,428
United States revenue growth (GAAP)	21%	19%

Revenues (GAAP)	$32,323	$32,323
Constant currency revenues (non-GAAP)	$31,981	$32,536
Prior period revenues, excluding hedging impact (non-GAAP)	$25,877	$27,963
Revenue growth (GAAP)	24%	16%
Constant currency revenue growth (non-GAAP)	24%	16%
Non-GAAP constant currency revenues and growth: We define non-GAAP constant currency revenues as total revenues excluding the impact of foreign exchange rate movements and hedging activities, and we use it to determine the constant currency revenue growth on year-on-year and quarter-on-quarter bases. Non-GAAP constant currency revenues are calculated by translating current quarter revenues using prior period exchange rates and excluding any hedging impact recognized in the current quarter. Constant currency revenue growth (expressed as a percentage) is calculated by determining the increase in current quarter non-GAAP constant currency revenues over prior period revenues, excluding any hedging impact recognized in the prior period.

Other income (expense), net
The following table presents our other income (expense), net (in millions, unaudited):

	Three Months Ended
	December 31,
	2016	2017
Interest income	$325	$400
Interest expense	(33)	(36)
Foreign currency exchange losses, net	(38)	(20)
Gain (loss) on marketable securities, net	(84)	1
Gain (loss) on non-marketable investments, net	13	(35)
Other	35	44
Other income (expense), net	$218	$354

Segment results
The following table presents our revenues, operating income (loss), stock-based compensation, capital expenditures, and depreciation, amortization, and impairment by segment (in millions, unaudited):

	Three Months Ended
	December 31,
	2016	2017
Revenues:
Google	$25,802	$31,914
Other Bets	262	409
Total revenues	$26,064	$32,323

Operating income (loss):
Google	$7,883	$8,763
Other Bets	(1,088)	(916)
Reconciling items(1)	(156)	(183)
Total income from operations	$6,639	$7,664

Stock-based compensation(2):
Google	$1,653	$1,676
Other Bets	161	138
Reconciling items(1)	32	33
Total stock-based compensation	$1,846	$1,847

Capital expenditures:
Google	$2,888	$3,805
Other Bets	504	109
Reconciling items(3)	(314)	393
Total capital expenditures	$3,078	$4,307

Depreciation, amortization, and impairment:
Google	$1,586	$1,914
Other Bets	101	112
Total depreciation, amortization, and impairment	$1,687	$2,026

(1)	Reconciling items are primarily related to corporate administrative costs and other miscellaneous items that are not allocated to individual segments.

(2)	For purposes of segment reporting, SBC represents awards that we expect to settle in Alphabet stock.

(3)
Reconciling items are related to timing differences of payments, as segment capital expenditures are on accrual basis while total capital expenditures shown on the Consolidated Statements of Cash Flows are on cash basis, and other miscellaneous differences.